TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
JUNE 30, 2008

ASSETS:
Current assets:
Cash and cash equivalent	$1,225,988
Restricted cash	3,059,157
Accounts receivable-trade	25,222
Receivable related to financing services	16,772,152
Inventories, net of reserve of $10,934	20,182,595
Advances to suppliers	15,570,525
Prepaid expenses	14,579
Value added tax refundable	2,391,529
Deferred taxes	2,777
Other current assets	7,140
Total current assets	59,251,664

Property and equipment, net	551,934
Other assets	10,934
Total Assets	$59,814,532

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
Line of credit related to financing services	$16,772,152
Bank loan payable	3,207,418
Accrued expense	378,081
Customer deposits	17,065,679
Deferred revenue	20,686
Due to director	150,628
Income tax payable	1,545,729
Total current liabilities	39,140,373

Minority interests in consolidated subsidiaries	1,293,587

Commitments and contingencies	-

Shareholders' equity:
Contributed capital	12,118,776
Accumulated other comprehensive income	2,243,776
Retained earnings	5,018,020
Total shareholders' equity	19,380,572
Total liabilities and shareholders' equity	$59,814,532

The accompanying notes form an integral part of these condensed consolidated financial statements

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

	Six Months Ended June 30,
	2008	2007

Net revenue	$81,097,084	$61,805,100
Cost of revenue	76,996,270	59,432,431
Gross profit	4,100,814	2,372,669

Operating expense:
Sales and marketing	445,299	430,475
General and administrative	487,610	210,564
Total operating expenses	932,909	641,039

Income from operations	3,167,905	1,731,630

Other income (expenses):
Interest income	58,092	68,978
Interest expense	(129,369)	(118,774)
Investment income	-	4,867
Total other expenses	(71,277)	(44,929)

Income before provision for income taxes, minority interest and extraordinary item	3,096,628	1,686,701

Provision for income taxes	711,351	251,761
Income before minority interest and extraordinary item	2,385,277	1,434,940

Minority interest in net income of consolidated subsidiaries	(231,275)	(195,302)
Income before extraordinary item	2,154,002	1,239,638

Extraordinary item - gain on acquisition of controlling interest of Zhengji (less applicable income tax expense of $0)	-	251,811

Net income	2,154,002	1,491,449

Other comprehensive income – foreign currency translation adjustments	1,109,461	254,900
Comprehensive income	$3,263,463	$1,746,349

The accompanying notes form an integral part of these condensed consolidated financial statements

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
Increase (Decrease) in Cash and Cash Equivalents

	Six Months Ended June 30,
	2008	2007

Cash flows from operating activities:
Net Income	$2,154,002	$1,491,449

Adjustments to reconcile net income to net cash provided by (used for) operating activities
Depreciation and amortization	90,626	75,115
Minority interest in net income of consolidated subsidiaries	231,275	195,302
Gain on sales of short term investments	-	(4,867)
Extraordinary gain on acquisition of controlling interest of Zhengji	-	(251,811)
Change of inventory reserve	(147,448)	62,302

Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable - trade	(19,090)	47,272
Inventories	(11,405,340)	(845,525)
Advances to suppliers	10,763,230	(12,880,952)
Prepaid expenses, other current assets and other assets	34,469	28,048
Value added tax refundable	(1,615,631)	12,002
Deferred taxes	49,469	(33,838)

Increase (decrease) in liabilities:
Accounts payable	(427,344)	587,002
Accrued expenses	256,071	140,281
Customer deposits	(3,933,719)	15,261,765
Deferred revenue	(456,798)	17,736
Income tax payable	557,527	276,778
Net cash flows (used for) provided by operating activities	(3,868,701)	4,178,059

Cash flows from investing activities:
Cash on hand at Zhengji on acquisition date	-	19,653
Decrease (Increase) in restricted cash	3,587,074	(7,465,296)
Proceeds from sales of short-term investments	-	134,664
Purchase of property and equipment	(10,002)	(204,232)
Net cash provided by (used for) investing activities	3,577,072	(7,515,211)

Cash flows from financing activities:
Proceeds from short-term bank loans	1,282,161	1,168,164
Repayments of short-term bank loans	(1,282,161)	(1,168,164)
Repayments of notes payable	(4,273,870)	-
Proceeds from loans from director	69,711,751	39,354,628
Repayments of loans from director	(69,883,086)	(45,137,004)
Contributed capital from shareholders	-	8,498,065
Net cash (used for) provided by financing activities	(4,445,205)	2,715,689

Effect of exchange rate change on cash	259,714	(1,517)
Net decrease in cash	(4,477,120)	(622,980)

Cash and cash equivalents, beginning of period	5,703,108	2,661,146
Cash and cash equivalents, end of period	$1,225,988	$2,038,166

Supplemental disclosure of cash flow information:

Interest paid	$129,369	$118,774

Income taxes paid	$91,602	$8,820

Non-cash activities:

(Decrease) Increase of line of credit and receivable related to financing services	$(9,267,108)	$11,684,779

The accompanying notes form an integral part of these condensed consolidated financial statements

TIANJIN SEASHORE NEW DISTRICT SHISHENG
BUSINESS TRADING GROUP CO. LTD.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1) Summary of Significant Accounting Policies:

Organization, Nature of Business and Basis of Presentation

Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd., (“Shisheng” or “the Company”) was incorporated under the laws of the People’s Republic of China (“PRC”) on September 13, 1995. The Company was founded by Mr. Tong Shiping and his family under the name “Tianjin Tariff-Free Zone Shisheng Property Management Corp.”. The Company’s business includes sales of both domestically manufactured automobiles and imported automobiles, providing financing services related to imported automobiles, and providing logistic services relating to the automobile importing process and other automobile import value added services such as assistance with customs clearance, storage and nationwide delivery services (such services, “Automobile Import Value Added Services”).

In August 2001, Shisheng formed Tianjin Ganghui Information Technology Corp. (“Ganghui”), to provide web-based, real-time information on imported automobiles. Ganghui is 80% owned by Shisheng.

In September 2003, Shisheng formed Tianjin Hengjia Port Logistics Corp. (“Hengjia”) to provide Automobile Import Value Added Services to wholesalers and distributors in the imported vehicle trading industry. Hengjia is 80% owned by Shisheng.

In February 2005, Shisheng and three other founders formed Zhengji International Trading Corp. (“Zhengji”) to enhance the imported automobile trading industry. Zhengji was 32% owned by Shisheng since 2005. In January 2007, Shisheng injected additional capital of $1,024,498 (equivalent to RMB 8,000,000) into Zhengji; consequently, Shisheng's equity interest in Zhengji increased from 32% to 86.4%.

On November 1, 2007, Ever Auspicious International Limited (“Ever Auspicious”) entered into a Share Exchange Agreement with Cheng Weihong, Xia Qiming, and Qian Yuxi, direct shareholders of Shisheng prior to this transaction (collectively, the “Sellers”), pursuant to which the Sellers transferred their interest in Shisheng to Ever Auspicious for an aggregate price of $12,067,254 (RMB 95,000,000). As a result of this transaction, Ever Auspicious owns all of the capital stock of Shisheng.

The accompanying condensed consolidated balance sheet as of June 30, 2008, the condensed consolidated statements of income and comprehensive income for the six months ended June 30, 2008 and June 30, 2007, and the condensed consolidated statements of cash flows for the six months ended June 30, 2008 and June 30, 2007 are unaudited and do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for complete financial statements. In the opinion of management, these condensed consolidated financial statements reflect all adjustments which are of a normal recurring nature and which are necessary to present fairly the financial position of Shisheng as of June 30, 2008 and the results of operations for the six months ended June 30, 2008 and 2007 and the cash flows for the six-month periods ended June 30, 2008 and 2007. These condensed consolidated financial statements and related notes should be read in conjunction with the Company’s audited financial statements as of December 31, 2007 and 2006 and the years ended December 31, 2007, 2006 and 2005 included elsewhere in the Form 8-K.

The results of operations for the six months ended June 30, 2008 are not necessarily indicative of the results which may be expected for the entire fiscal year. The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the financial statements of Shisheng and its majority owned subsidiaries. All inter-company transactions and balances have been eliminated in preparation of the condensed consolidated financial statements.

Currency Reporting

The Company’s operations in China use the local currency - Renminbi (“RMB”) as their functional currency, whereas amounts reported in the accompanying condensed consolidated financial statements and disclosures are stated in United States dollars, the reporting currency of the Company, unless stated otherwise. As such, the condensed consolidated balance sheet of the Company has been translated into U.S. dollars at the current rate as of June 30, 2008 and the consolidated statements of income have been translated into U.S. dollars at the weighted average rates during the periods the transactions were recognized.

The resulting translation gain adjustments are recorded as other comprehensive income in the condensed consolidated statements of income and comprehensive income.

Revenue Recognition

The Company’s main source of income was generated through (1) sales of automobiles, (2) service fees for assisting customers to get bank financing on purchases of automobiles, (3) web-based marketing service fees, including fees from (i) displaying graphical advertisements on the Company websites and (ii) web-based listing services that allow customers to place automobile related information on the Company’s websites, and (4) Automobile Import Value Added Services. The financing services are provided to customers on automobiles not sold by the Company. The Company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred upon shipment or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured.

The Company recognizes the sales of automobiles upon delivery and acceptance by the customers and where collectibility is reasonably assured.

Service revenue related to financing services is recognized ratably over the financing period.

Service fees for graphical advertisements on the Company’s websites are charged on a fixed fee basis. The Company recognizes the advertising revenue when the service is performed over the service term.

The Company charges a monthly fee for listing services and recognizes the revenue when services are performed.

The Company recognizes revenue from Automobile Import Value Added Services when such services are performed.

Value Added Taxes represent amounts collected on behalf of specific regulatory agencies that require remittance by a specified date. These amounts are collected at the time of sales and are detailed on invoices provided to customers. In compliance with the Emerging Issues Task Force consensus on issue number 06-03 (EITF 06-03), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)”, the Company accounts for value added taxes on a net basis. The Company recorded and paid business taxes based on a percentage of the net service revenues and reported the service revenue net of the business taxes and other sales related taxes.

New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities". The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet begun the process of assessing the potential impact the adoption of FASB No. 161 may have on its consolidated financial position or results of operations.

In May 2008, the FASB issued Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of non-governmental entities that are presented in conformity with U.S. GAAP. SFAS 162 directs the U.S. GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with U.S. GAAP. SFAS 162 is effective 60 days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to remove the U.S. GAAP hierarchy from the auditing standards. The Company is currently evaluating the impact of adopting SFAS No. 162.

(2) Property and Equipment:

A summary of property and equipment as of June 30, 2008 is as follows:

Computers	$172,688
Office equipment, furniture and fixtures	94,485
Automobiles	838,174
1,105,347
Less: accumulated depreciation	553,413
$551,934

Depreciation and amortization expense for property and equipment amounted to approximately $90,626 and $75,115 for the six months ended June 30, 2008 and 2007.

(3) Inventories:

Inventories are primarily comprised of the purchase cost of automobiles valued at the lower of cost (first-in, first-out) or market. At June 30, 2008, the reserve for obsolescence was $10,934. Reserves for obsolescence were decreased by $147,448 for the six months ended June 30, 2008 and increased by $62,302 for the six months ended June 30, 2007.

(4) Lines of Credit Related to Financing Services:

The Company provides financing services to its customers using the Company’s banks’ facility lines of credit. The Company earns a service fee for drawing its facility lines related to its customers’ purchases of automobiles and payment of import taxes. The customers bear all the interest and fees charged by the banks and prepay those fees upon the execution of their service contracts with the Company. The customers are also required to make a deposit in the range of 22% to 30% of the purchase prices of the automobiles. The banks take custody of the automobiles until the borrowings are fully paid.

In June 2006, the Company entered into a facility line of credit with Agricultural Bank of China related to its financing services. Under the terms of the agreement, the Company can borrow a maximum amount of $54,671,895 (RMB 375,000,000) to facilitate the Company’s financing business. The Company had outstanding balances of $8,253,895 as of June 30, 2008. This facility line of credit expired in June 2008 and was guaranteed by a non-related party. The outstanding balance at June 30, 2008 consisted of draws made prior to the maturity date and was subsequently paid in full.

In June 2007, the Company entered into a facility line of credit with Industrial and Commercial Bank of China related to its financing services. Under the terms of the agreement, the Company can borrow a maximum amount of $14,579,172 (RMB 100,000,000). The Company had outstanding balances of $582,171 as of June 30, 2008. This facility line of credit expired in June 2008 and was guaranteed by a non-related entity. The outstanding balance at June 30, 2008 consisted of draws made prior to the maturity date and was subsequently paid in full.

In May 2008, the Company entered into a facility line of credit with China Merchants Bank. Under the terms of the agreement, the Company can borrow a maximum amount of $13,121,255 (RMB 90,000,000). The Company had outstanding balance of $7,936,086 as of June 30, 2008. This facility line matures in May 2009 and is guaranteed by a non-related entity.

(5) Short-term Bank Loans

Short-term bank loans as of June 30, 2008 consist of the following:

Loan from Agricultural Bank of China, with an interest at a rate of 8.217%, guaranteed by non-related entities, matures in March 2009	1,312,125

Loan from Agricultural Bank of China, with an interest at a rate of 8.019%, guaranteed by non-related entities, matures in November 2008	1,312,125

Loan from Agricultural Bank of China, with an interest at a rate of 8.019%, guaranteed by non-related parties, matures in November 2008	583,168

Total	$3,207,418

Weighted average interest rate for these bank loans was 8.1% at June 30, 2008.

(6) Major Customers and Vendors:

During the six months ended June 30, 2008 and 2007, the Company’s three largest customers together accounted for 26% and 22%, respectively, of the Company’s sales.

During the six months ended June 30, 2008 and 2007, automobiles purchased from the Company’s two largest suppliers accounted for approximately 21% and 19%, respectively, of the Company’s total purchases.

(7) Related-Party Balances and Transactions:

Cheng Weihong (the Secretary, Senior Vice President and Chairman of Shisheng and wife of Shisheng’s President and Chief Executive Officer, Mr. Tong Shiping) made non-interest bearing loans to Shisheng from time to time to meet working capital needs of Shisheng. For the six months ended June 30, 2008 and 2007, Shisheng made aggregate borrowings from Cheng Weihong of $69,711,751 and 39,354,628, respectively, and made aggregate repayments to Cheng Weihong of $69,883,086 and $45,137,004, respectively. As of June 30, 2008, the outstanding balance due to Cheng Weihong was $150,628.

(8) Segment Information:

The Company has four principal operating segments: (1) sales of automobiles, (2) financing services, (3) web-based advertising, and (4) Automobile Import Value Added Services. These operating segments were determined based on the nature of the services offered. Operating segments are defined as components of an enterprise about which separate financial information is available and that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. The Company's chief executive officer and chief operating officer have been identified as the chief operating decision makers. The Company's chief operating decision makers direct the allocation of resources to operating segments based on the profitability and cash flows of each respective segment. Direct cost of revenues related to financing services, web advertising and Automobile Import Value Added Services was de minimis.

The Company evaluates performance based on several factors, including net revenue, cost of revenue, operating expenses, and income from operations. The following tables show the operations of the Company's operating segments for the six months ended June 30, 2008 and 2007:

	Automobile Sales	Financing Services	Web Advertising	Automobile Import Value Added Services	Corporate	Total
2008
Net revenue	$79,192,531 $	517,192	$875,174	$512,187	$-	$81,097,084

Cost of revenue	76,996,270	-	-	-	-	76,996,270

Operating expenses
General and administrative	138,591	50,409	49,086	5,719	243,805	487,610

Sales and marketing	172,018	131,869	126,452	14,960	-	445,299
Total operating expenses	310,609	182,278	175,538	20,679	243,805	932,909

Income (loss) from operations	1,885,652	334,914	699,636	491,508	(243,805)	3,167,905

Total assets	38,894,022	20,101,824	450,859	270,515	97,312	59,814,532

2007

Net revenue	$60,115,177 $	395,897	$783,535	$510,491	$-	$61,805,100

Cost of revenue	59,432,431	-	-	-	-	59,432,431
Operating expenses
General and administrative	47,018	14,789	32,359	11,116	105,282	210,564

Sales and marketing	189,114	78,444	120,481	42,436	-	430,475
Total operating expenses	236,132	93,233	152,840	53,552	105,282	641,039

Income (loss) from operations	446,614	302,664	630,695	456,939	(105,282)	1,731,630

(9) Subsequent Event:

On November 10, 2008, Ever Auspicious, entered into a Share Exchange Agreement with Fresh Ideas Media, Inc. (“Fresh Ideas”), a U.S. public company. Under the Share Exchange Agreement, Fresh Ideas issued 11,700,000 newly-issued shares of its common stock to acquire all the issued and outstanding capital stock of Ever Auspicious, representing approximately 64.64% of Fresh Ideas’s issued and outstanding common stock. The shares exchange is intended to constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986. As a result of this share exchange, Ever Auspicious and its wholly owned subsidiary, Shisheng became Fresh Ideas’s wholly owned subsidiaries. For accounting purpose, Shisheng is considered the accounting acquirer and accordingly, the historical financial statements of Shisheng became Fresh Ideas’s financial statements.